Exhibit 10.17

                                 LOAN AGREEMENT

         This Loan Agreement ("Agreement") is entered into by and between NOXSO Corporation, a Virginia corporation (the "Company") and TJ Management Group, LLC, a New York limited liability company ("Lender") to be effective as of the 17th day of December 2004.

                                   WITNESSETH:

         WHEREAS, the Company is in need of immediate capital to fund its planned operations.

         WHEREAS, Lender is willing to make a loan to the Company in the total aggregate principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($125,000
USD) upon the terms and conditions set forth herein and the Company is willing to borrow the stated amount upon such terms.

         NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

Section 1. The Loan.

         1.1. On the date hereof, Lender agrees to make a loan (the "Loan") to the Company in the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($125,000 USD). The Loan shall be evidenced by a promissory note in substantially the same form as attached hereto as Exhibit "A" (the "Note"), which Note shall be executed by the Company and delivered to Lender upon delivery of a fully executed copy of this Agreement. The Note shall be in the principal amount of the funds borrowed.

         1.2. The Company shall use the net proceeds of the Note for working capital and other purposes.

         1.3 The Company, Rocky Point Partners, LLC and Flowerdale, LLC have reached agreement whereby a security interest will be granted by Flowerdale, LLC as collateral to Lender to secure repayment of this Note in certain property acquired under the Agreement dated November 1, 2004, located at 3500 Ledbetter Drive, Dallas, Texas (the "Property"), but the title to the Property is still held by Flowerdale, LLC. When title to the Property is transferred to the Company the Company will pay off the Note out of proceeds of financing from the purchase of the Property.

Section 2. Finance Charges. All outstanding principal shall bear interest at the rate of two and one-half percent (2.5%) a.p.r. In addition, on the effective date of this Agreement, Lender shall receive 25,000 restricted shares of the Company's common stock and warrants exercisable for 50,000 restricted shares of the Company's common stock, which warrants shall be in substantially the form attached hereto as Exhibit "B". At the time the Loan is repaid in full the Lender will receive an additional 25,000 restricted shares of the Company's common stock.

Section 3. Payments. Principal and interest shall be due and payable in a single balloon payment on the six-month anniversary of the Note. The Company may, from time to time, in the Company's discretion, make one or more periodic payments to Lender. Such payments shall be credited to the Company's account on the date that such payment is received by Lender. Such payments shall be applied first to late charges and collection costs, if any, then to accrued interest to the date of payment, and then to the principal outstanding. In addition, the Company anticipates the transfer of title to certain property located at 3500 Ledbetter Drive, Dallas, Texas (the "Property") acquired under the Agreement dated

November 1, 2004, and using the Property to obtain significant funding. If and when received, the Company will use any funding received in connection with the Property to pay off the Loan.

Section 4. Deliveries. Contemporaneously with the execution of this Agreement, the parties shall deliver to each other the following:

         (a) The properly executed Note of even date herewith by and between Lender and the Company.

         (b) The Warrant of even date herewith by and between Lender and the Company.

         (c)      The Loan proceeds.

         (d) As provided in Section 2., 25,000 restricted shares of the Company's common stock and warrants exercisable for 50,000 restricted shares of the Company's common stock shall be delivered to Lender by the Company.

Section 5. Representations of Lender.

         5.1 Lender's representations in this Agreement are complete and accurate to the best of Lender's knowledge, and the Company may rely upon them.

         5.2 Lender is able to bear the economic risk of an investment in the Note, warrant and the underlying common stock (individually and collectively, the "Securities") can afford the loss of the entire investment in the Securities, and will, after making an investment in the Securities, have sufficient means of providing for Lender's current needs and possible future contingencies.

         5.3 The Securities will not be sold by Lender without registration under applicable securities acts or a proper exemption from such registration.

         5.4 The Securities are being acquired for Lender's own account and risk, for investment purposes, and not on behalf of any other person or with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. Lender is aware that there are substantial restrictions on the transferability of the Securities.

         5.5 Lender has had access to any and all information concerning the Company that Lender and its financial, tax and legal advisors required or considered necessary to make a proper evaluation of this investment. Specifically, Lender has had the opportunity to review the Company's annual report on Form 10-KSB for the fiscal year ended March 31, 2004 and all subsequent filings by the Company with the Securities and Exchange Commission (the "Securities Filings"). Lender understands that the Company does not have sufficient working capital to execute its business plan, the Company has substantial debt obligations, the Company has not filed its 10-QSB for the quarterly period ended September 30, 2004 so the information in the Securities Filings is not current and that the Company has no agreements assuring the Company that it will obtain additional funding based on any specific valuation or at all. In making the decision to acquire the Securities, the Lender and its advisers have relied solely upon the Securities Filings and their own independent investigations, and fully understand that there are no guarantees, assurances or promises in connection with any investment hereunder and understand that the particular tax consequences arising from this investment in the Company will depend upon its individual circumstances. Lender further understands that no opinion is being given as to any securities or tax matters involving the offering.

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

         5.6 Lender also understands and agrees that stop transfer instructions relating to the Securities will be placed in the Company's transfer ledger, and that the Securities will bear a legend in substantially the following form:

                  THIS SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A OF SUCH ACT.

         5.7 Lender knows that the Securities are offered and sold pursuant to exemptions from registration under the Securities Act of 1933, and state securities law based, in part, on these warranties and representations, which are the very essence of this Agreement, and constitute a material part of the bargained-for consideration without which this Agreement would not have been executed.

         5.8 Lender has the capacity to protect Lender's own interest in connection with this transaction or has a pre-existing personal or business relationship with the Company or one or more of its officers, directors or controlling persons consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of such person with whom such relationship exists.

         5.9 This Agreement when fully executed and delivered by the Company will constitute a valid and legally binding obligation of Lender, enforceable in accordance with its terms. Lender was not formed or organized for the specific purpose of acquiring the Securities. In the event Lender is an entity, the purchase of the Securities by Lender is a permissible investment in accordance with Lender's Articles of Incorporation or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person signing this document and all documents necessary to consummate the purchase of the Securities has all requisite authority to sign such documents on behalf of Lender.

         5.10 Lender represents that Lender is a sophisticated and an "accredited investor" as defined under Rule 501 of Regulation D.

Section 6. Representations of the Company.

         6.1. The Company is a duly organized and validly existing corporation in good standing under the laws of Virginia.

         6.2. The Company has all necessary corporate power and authority to enter into and perform this Agreement. The Company has taken all corporate action necessary to authorize this Agreement.

         6.3. The execution and delivery of this Agreement, the performance by the Company of its obligations under this Agreement, and the consummation of the transactions provided for in this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This

Agreement will, as of the effective date, be duly executed and delivered by the Company and will constitute the valid and binding agreement of the Company enforceable against the Company in accordance with its respective terms, subject to applicable bankruptcy, insolvency and other similar laws affecting the enforceability of creditors' rights generally, general equitable principles and the discretion of courts in granting equitable remedies.

         6.4. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation of the transactions contemplated hereby, do not and will not (a) violate or conflict with or result in a breach of any provision of the Certificate of Incorporation or Bylaws of the Company; (b) require any consent, approval or notice under, or registration under or payment on account of, or conflict with, or result in a violation or breach of, or constitute (with or without the giving of notice or the lapse of time or both) a default (or give rise to any right of termination, modification (including, in the case of leases, any change in the amount or nature of the rent), cancellation or acceleration or result in the creation or imposition of any lien upon the property of the Company) under, any of the terms, conditions or provisions of any (i) note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is a party or by which any portion of its properties or assets may be bound, or (ii) permit, license, approval, franchise or other governmental or regulatory authorization held or used by or binding on the Company; (c) violate or contravene any law, statute, rule or regulation, or any order, writ, judgment, injunction, decree or award of any governmental authority binding on the Company; or (d) require any action, consent, approval or authorization of, or review by, or declaration, registration or filing with, or notice to, any governmental authority, except such filings as may be required in connection with applicable securities laws.

Section 7. Covenants.

         7.1. The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights (charter and statutory) and franchises of the Company.

         7.2. The Company will comply with all applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its business and the ownership of its property, except where such non-compliance will not have a material adverse effect on the Company or its business.

         7.3. The Company will file, when due, all federal, state and local tax and information returns that it is required to file. The Company will pay when due all taxes, interest and penalties, if any, reflected in such tax returns or otherwise due and payable by it.

Section 8. Miscellaneous.

         8.1. This Agreement, including any attached exhibits or schedules, constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, are superseded by and merged in this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless in writing and executed by the Company and Lender.

         8.2. Registration Rights. If at any time or from time to time following the execution of this Agreement as set forth below, the Corporation shall determine to register any of its securities, either for its own account or the account of a security holder or holders other than a registration relating solely to employee benefit plans, then the Corporation shall:

         a. Promptly give written notice of such proposed Registration to the Lender and offer Lender the right to request inclusion of any of the Warrant Shares in the proposed Registration;

         b. Lender shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of the notice to deliver to the Corporation a written request specifying the number of Warrant Shares Lender intends to sell;

         c. If the registration of which the Corporation gives notice is for a registered public offering involving an underwriting, the Corporation shall so advise the Lender. In such event, the right of the Lender to registration pursuant to this Agreement shall be conditioned upon Lender's participation in such underwriting and the inclusion of its common stock received in connection with this Agreement on the same terms and conditions as the shares of common stock, if any, otherwise being sold through underwriters under such registration.

         d. These registration rights shall expire when the when the common stock to which the piggy-back registration rights relates can be sold under Rule 144, as promulgated under the Securities Act of 1933.

         8.3. The provisions of this Agreement shall be binding upon the Company, its legal representatives, successors or assigns, and shall be for the benefit of Lender and its respective successors and assigns.

         8.4. The headings of this Agreement are for purposes of reference only and shall not limit or define the meaning of any provision of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which shall constitute one and the same instrument.

         8.5. If any action is brought by either party in respect to its rights under this Agreement, or to obtain an interpretation thereof, the prevailing party shall be entitled to reasonable attorneys' fees and court costs as determined by the court.

         8.6. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provision of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         8.7. The representations, warranties, acknowledgments and agreements made by Lender shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, the Company. The representations, warranties, acknowledgments and agreements made by the Company shall survive the closing of the transaction described herein and run in favor of, and for the benefit of, Lender.

         8.8. The obligations of the parties hereto shall not be delegated or assigned to any other party without the prior written consent of the other party.

         8.9. This Agreement shall be governed by the laws of the State of Utah.

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

         8.10. Any notices required or permitted hereunder shall be furnished in writing to each party at such party's address appearing on the signature page below or as such party may otherwise direct in writing actually received by the other party.

         8.11. The Company shall do, execute, acknowledge and deliver all such further acts, deeds, assignments, transfers and assurances as Lender may reasonably require to effectuate the purposes of this Agreement.


         IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first written above.

NOXSO CORPORATION                             TJ MANAGEMENT GROUP, LLC

EIN:  54-1118334                              EIN: ____________________


By   / s /                                    By    / s /
   ------------------------------               --------------------------------
Richard J. Anderson                           Jossef Kahlon
Its: President                                Its: Managing Member

Address:                                      Address:
   NOXSO Corporation                              TJ Management Group, LLC
   Attn: President                                Attn: Jossef Kahlon
   1065 South 500 West                            8 Lawson Lane
   Bountiful, Utah 84025                          Great Neck, NY 11021
   Phone: (801) 296-6976                          Phone:  ______________________
   Fax: (801) 296-6977                            Fax:  ________________________
   e-Fax: (801) 457-3752

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

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, ASSIGNED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, UNLESS THE COMPANY HAS RECEIVED THE WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH SALE, ASSIGNMENT OR TRANSFER DOES NOT INVOLVE A TRANSACTION REQUIRING REGISTRATION OF THE ACT.

                                 PROMISSORY NOTE
$125,000.00                                                    December 17, 2004
                                                                 Bountiful, Utah

         FOR VALUE RECEIVED, NOXSO Corporation, a Virginia corporation (the "Borrower"), hereby promises to pay to the order of TJ Management Group, LLC (the "Lender") with a principal business address at 8 Lawson Lane, Great Neck, NY 11021, or such other place as the holder hereof shall designate, the principal amount of ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($125,000.00 USD) or such lesser amount as may be outstanding from time to time, in lawful money of the United States in immediately available funds with accrued interest on the unpaid principal hereof from the date hereof at the rate of two and one-half percent (2.5%) a.p.r. Principal plus interest accrued thereon shall be due and payable in a single payment on the earlier of (i) the six month anniversary of this Note, or (ii) the closing of title to the Property described below .

         The Borrower (i) waives presentment, demand, notice of demand, protest, notice of protest, and notice of nonpayment and any other notice required to be given under the law to the Borrower, in connection with the delivery, acceptance, performance, default or enforcement of this Note, except for notice and presentment upon conversion or at maturity of this Note and notice or proposed transfer of this Note in accordance with the terms hereof; and (ii) agrees that any failure to act or failure to exercise any right or remedy on the part of the registered owner shall not in any way affect or impair the obligations of the Borrower or be construed as a waiver by the owner of, or otherwise affect, any of its rights under this Note.

         No act, omission or delay by the Lender or course of dealing between the Lender and the Borrower shall constitute a waiver of the rights and remedies of the Lender hereunder. No single or partial waiver by the Lender of any default or right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion.

         No provision hereof shall be modified, altered or limited except by a written instrument expressly referring to this Note and to such provision, and executed by the Borrower and the Lender.

         This Note shall be governed by and construed in accordance with the laws of the State of Utah, without giving effect to the choice or conflict of laws principles of that or any other jurisdiction.

         This Note and all obligations evidenced hereby shall be binding upon the successors and assigns of the Borrower and shall, together with the rights and remedies of the Lender hereunder, inure to the benefit of the Lender, its successors, permitted endorsees and assigns.

         The Borrower, Rocky Point Partners, LLC and Flowerdale, LLC have reached agreement whereby a security interest evidenced by a mortgage lien has been simultaneously granted by Flowerdale, LLC , as a guarantor of this Note to Lender to secure repayment of this Note in certain property acquired under the

Agreement dated November 1, 2004 located at 3500 Ledbetter Drive, Dallas, Texas (the "Property"), but title to the Property is still held by Flowerdale, LLC. When title to the Property is transferred to the Borrower the Borrower will take the Property subject to said security interest and payoff this Note out of the proceeds of financing from the purchase of the Property.

         In the event any payment under this Note is not made and the proceeds received by Lender from foreclosure on the Property are insufficient to pay the amounts owing hereunder (including reasonable collection costs and expenses), then the undersigned agrees to pay the reasonable costs and expenses which may be incurred by the Lender in connection with the enforcement of any of its rights under this Note including court costs and reasonable attorney's fees, whether incurred with or without suit or before or after judgment.

         IN WITNESS WHEREOF, this Note has been duly executed and delivered by the Borrower as of the date first written above.


                                   BORROWER:

                                                     NOXSO CORPORATION



                                                     By:
                                                        ------------------------
                                                        Richard J. Anderson
                                                        Its: President

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


                                    EXHIBIT B

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.

                                NOXSO CORPORATION

              Incorporated Under the Laws of the State of Virginia

                                                             50,000 Common Stock
                                                               Purchase Warrants


                          CERTIFICATE FOR COMMON STOCK
                                PURCHASE WARRANTS

         NOXSO CORPORATION, a Virginia corporation (the "Company"), for value received, hereby certifies that ___________________, or registered assigns (the "Holder"), is the registered owner of the above indicated number of Warrants. One (1) Warrant entitles the Holder to purchase one (1) share of the Company's common stock, $.01 par value (the "Common Stock"). The Common Stock issuable upon an exercise of this Warrant is sometimes herein referred to as the "Warrant Stock."

         1. Purchase Price. The purchase price (the "Exercise Price") per share for the Warrant Stock shall be $1.00 per share tendered to the Company in good United States funds.

         2. Rights to Exercise. The Holder shall have the right (but not the obligation) to exercise the Warrant to receive the Warrant Stock (subject to adjustment as hereinafter provided) at any time on or before the two-year anniversary of the date of this Warrant.

         3. Manner of Exercise. In order to exercise this Warrant, the Holder shall surrender this Warrant certificate at the office of the Company, as set forth below, or at such other address within the State of Utah as the Company shall designate in writing, together with a duly executed exercise form in the form attached hereto and simultaneous payment in full (in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by offset of obligations then owed by the Company to the Holder) of the purchase price for the Warrant Stock.

         Upon surrender of this Warrant certificate in conformity with the foregoing provisions, the Company shall promptly deliver to or upon the written order of the Holder a stock certificate or certificates representing the Warrant Stock.

         4. Adjustments upon Certain Events.

                  4.1 Stock Splits, Stock Combinations and Certain Stock Dividends. If the Company shall at any time subdivide or combine its outstanding Common Stock, or declare a dividend in Common Stock or other securities of the Company convertible into or exchangeable for Common Stock, a Warrant shall, after such subdivision or combination or after the record date for such dividend, be exercisable for that number of shares of Common Stock and other securities of the Company that the Holder would have owned immediately after such event with respect to the Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately before such event. Any adjustment under this Section
4.1 shall become effective at the close of business on the date the subdivision, combination or dividend becomes effective.

                  4.2 Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable upon exercise of a Warrant) or in case the Company (or any such other corporation) shall merge into or with or consolidate with another corporation or convey all or substantially all of its assets to another corporation or enter into a business combination of any form as a result of which the Common Stock or other securities receivable upon exercise of a Warrant are converted into other stock or securities of the same or another corporation, then and in each such case, the Holder of a Warrant, upon exercise of the purchase right at any time after the consummation of such reorganization, consolidation, merger, conveyance or combination, shall be entitled to receive, in lieu of the shares of Common Stock or other securities to which such Holder would have been entitled had he exercised the purchase right immediately prior thereto, such stock and securities which such Holder would have owned immediately after such event with respect to the shares Common Stock and other securities for which a Warrant may have been exercised immediately before such event had the Warrant been exercised immediately prior to such event.

                  4.3 Notice. In each case of an adjustment in the Common Stock or other securities receivable upon the exercise of a Warrant, the Company shall promptly notify the Holder of such adjustment. Such notice shall set forth the facts upon which such adjustment is based.

         5. Loss, Theft, Destruction, or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft, or destruction) of indemnity satisfactory to it (in the exercise of its reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver, in lieu thereof, a new Warrant in the same form and tenor.

         6. Reservation of Shares Issuable on Exercise of Warrant. The Company will at all times reserve and keep available out of its authorized shares, solely for issuance upon the exercise of the Warrant, such shares of its Common Stock and other securities as from time to time shall be issuable upon the exercise of the Warrant.

         7. Miscellaneous.

                  7.1 Governing Law. This Warrant shall be construed in accordance with, and governed by the substantive laws of, the State of Utah.

                  7.2 Assignment. The benefit of this Warrant and of the Warrant Stock represented hereby may be assigned and transferred by the Holder and its assigns in accordance with any applicable securities laws and regulations; however, the obligations of the Company and its successors may not be delegated without the prior written consent of the Holder hereof. Subject to the foregoing, this Warrant shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors, agents, heirs and assigns.

                  7.3 Enforcement. In the event of a dispute between the parties arising under this Warrant, the party prevailing in such dispute shall be entitled to collect such party's costs and expenses from the other party, including without limitation court costs and reasonable attorneys' fees.

                  7.4 Notices. All notices, requests, consents and demands shall be given to the Company at 1065 South 500 West, Bountiful, Utah 84010, and to the Holder at the address shown on the records of the Company as provided by the Holder. All notices, requests, consents and demands shall be given or made by personal delivery, by confirmed air courier, by telecopy or by certified first class mail, return receipt requested, postage prepaid, to the party addressed as aforesaid. If sent by confirmed air courier, such notice shall be deemed to be given on the earlier to occur of the date actually received by the addressee or the business day on which delivery is made at such address as confirmed by the air courier. If mailed, such notice shall be deemed to be given on the earlier to occur of the date actually received by the addressee or the third business day following the date upon which it is deposited in a first-class postage-prepaid envelope in the United States mail addressed to such party's business address. If given by telecopy, such notice shall be deemed to be given on the business day actually received by the addressee.

                  7.5 Restrictive Legend. Each Warrant Certificate and each certificate representing Common Stock issued upon exercise of a Warrant, unless such Common Stock is then registered under the Securities Act of 1933, as amended (the "Act"), shall bear a legend in substantially the following form:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES OR BLUE SKY LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE.


                  7.6 Payment of Taxes. The Holder shall pay all documentary, stamp or similar taxes and other government charges that may be imposed with respect to the issuance, transfer or delivery of any Warrant Stock on exercise of the Warrants. In the event the Warrant Stock are to be delivered in a name other than the name of the Holder of the Warrant Certificate, no such delivery shall be made unless the person requesting the same has paid the amount of any such taxes or charges incident thereto.

                  7.7 Reduction in Exercise Price at Company's Option. The Company's Board of Directors may, at its sole discretion, reduce the Exercise Price of the Warrants in effect at any time either for the life of the Warrants or any shorter period of time determined by the Company's Board of Directors. The Company shall promptly notify the Registered Holders of any such reduction in the Exercise Price.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of the ____ day of December, 2004.

                                       NOXSO CORPORATION, a Virginia corporation


                                       By: __________________________________
                                       Its: President

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

                               FORM OF ASSIGNMENT

        (To be Executed by the Registered Holder if the Registered Holder
                   Desires to Assign Warrants Evidenced by the
                           Within Warrant Certificate)


         FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _____________________________ _________________________
(_______) Warrants, evidenced by the within Warrant Certificate, and does hereby irrevocably constitute and appoint _______________________________________
Attorney to transfer the said Warrants evidenced by the within Warrant Certificates on the books of the Company, with full power of substitution.


Dated:____________________                           ___________________________
                                                             Signature

              Notice: The above signature must correspond with the name as written upon the face of the Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

Signature Guaranteed: __________________________________________

SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.

                          FORM OF ELECTION TO PURCHASE

           (To be Executed by the Holder if Holder Desires to Exercise
                 Warrants Evidenced by the Warrant Certificate)


To NOXSO CORPORATION:

         The undersigned hereby irrevocably elects to exercise
___________________________ (______) Warrants, evidenced by the within Warrant
Certificate for, and to purchase thereunder, ____________________________ (______) full shares of Common Stock issuable upon exercise of said Warrants and delivery of $_________ and any applicable taxes.

         The undersigned requests that certificates for such shares be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

________________________


________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________

         If said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________



Dated: _____________________                Signature: _________________________

         NOTICE: The above signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever, or if signed by any other person the Form of Assignment hereon must be duly executed and if the certificate representing the shares or any Warrant Certificate representing Warrants not exercised is to be registered in a name other than that in which the within Warrant Certificate is registered, the signature of the holder hereof must be guaranteed.


Signature Guaranteed: ___________________________________________


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.